                                                                   EXHIBIT 10.16


                                   EXHIBIT C
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------


     REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of

______________, 1998, by and among Monroe, Inc., a Delaware corporation (the "Company"), and each of the holders named on the signature pages hereto (collectively, the "Holders" and each individually, a "Holder").

     This Agreement is contemplated by a certain Stock Purchase Agreement dated as of May __, 1998 (the "Purchase Agreement") by and among the Company, Rogers-American Company, Inc., a North Carolina corporation, Curt L. Rogers, Jr., as representative, and the Holders.

     The parties hereby agree as follows:

     SECTION 1.     DEFINITIONS.
                    -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day other than a day on which banks are authorized
      ------------
or required to be closed in the State of New York.

     "Closing Date" has the meaning ascribed thereto in the Purchase Agreement.
      ------------

     "Commission" means the Securities and Exchange Commission.
      ----------

     "Common Shares" means the [___________] shares of Common Stock received by
      -------------
the Holders pursuant to the Purchase Agreement.

     "Common Stock" means the common stock, par value $.01 per share, of the
      ------------
Company.

     "Company" has the meaning set forth in the preamble and shall include the
      -------
Company's successors by merger, acquisition, reorganization or otherwise.

     "Controlling Persons" has the meaning set forth in Section 6(a).
      -------------------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Person" means any individual, corporation, partnership, limited liability
      ------
company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Prospectus" means the prospectus included in any Registration Statement
      ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and by all other amendments and supplements to the prospectus, including post-effective amendments, and in each case including all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "Registrable Securities" means the Common Shares except for (i) Common
      ----------------------
Shares the sale of which is covered by a Registration Statement that has been declared effective under the Securities Act, (ii) Common Shares which may be transferred pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k), and (iii) Common Shares which cease to be outstanding.

     "Registration Expenses" has the meaning set forth in Section 5.
      ---------------------

     "Registration Statement" means any registration statement of the Company
      ----------------------
that covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "Securities Act" means the Securities Act of 1933, as amended from time to
      --------------
time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "Suspension Notice" has the meaning set forth in Section 4.
      -----------------

     "Suspension Period" has the meaning set forth in Section 4.
      -----------------


     SECTION  2.    PIGGY-BACK REGISTRATIONS.
                    ------------------------

          (a) If at any time or times after the date hereof the Company shall determine to register under the Securities Act any shares of Common Stock (other than in connection with a registration on Form S-4 or S-8 (or then equivalent forms) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders) and the form of registration statement to be used permits the registration of Registrable Securities, then the Company shall promptly give written notice of such proposed registration to the Holders (but in no event less than thirty (30) days prior to the anticipated effective date of the registration statement). If within twenty (20) days after the receipt of such notice the Company receives a written request from any Holder for the inclusion in such registration of some or all of the Registrable Securities held by such Holder (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use commercially reasonable efforts to cause such Registrable Securities to be included in such registration on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. The Company may withdraw a registration under this Section 2 at any time prior to the time it becomes effective, provided that the Company shall give prompt notice of such withdrawal to the Holders which requested to be included in such registration.

          (b) In connection with any offering under this Section 2 involving an underwriting, the Company shall not be required to include a Holder's Registrable Securities in the underwritten offering unless such Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company. If the managing underwriter of an underwritten offering with respect to which registration has been requested by any Holder pursuant to this Section 2 has advised the Company that, in such underwriter's good faith judgment, the number of securities to be sold in such offering by persons other than the Company (collectively, "Selling Stockholders") is greater than the number which can be offered without adversely affecting such offering, then the Company may reduce the number of securities to be included in such offering for the accounts of Selling Stockholders (including the Holders) to a number deemed satisfactory by the managing underwriter, provided, however, that the securities to be excluded shall be determined in the
--------  -------
following order of priority: first, securities held by any Selling Stockholder not having contractual, incidental registration rights; and second, securities held by any Selling Stockholders (including the Holders) participating in such offering pursuant to the exercise of contractual piggyback or demand registration rights, as determined on a pro rata basis (based upon the aggregate number of securities held by such Selling Stockholders). In addition, if, in the opinion of tax counsel to the Company or its independent auditors, the number of securities to be sold by Selling Stockholders in an offering with respect to which registration has been requested by any Holder pursuant to this
Section 2 could jeopardize the status of the transactions contemplated by the Purchase Agreement as exchanges qualifying under Section 351 of the Internal Revenue Code, then the Company may reduce the number of securities to be included in such offering for the accounts of Selling Stockholders (including the Holders) to a number deemed satisfactory by such tax counsel, in the order of priority set forth in the immediately preceding sentence.

          ( c) Each Holder hereby agrees that such Holder may not participate in any underwritten offering hereunder unless such Holder (i) agrees to sell such Holder's Registrable Securities on the basis provided in the underwriting arrangements for such offering, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of the underwriting arrangements.

     SECTION 3.     REGISTRATION PROCEDURES.
                    -----------------------

     In connection with the obligations of the Company to register Registrable Securities pursuant to the terms and conditions of this Agreement:

          (a) The Company shall prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form shall comply as to form in all materials respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith.

           (b) The Company shall prepare and file with the Commission such amendments and post-effective amendments to any Registration Statement as may be necessary to keep such Registration Statement effective for the lesser of (i) one hundred eighty (180) days or (ii) the period necessary to complete the proposed offering of Registrable Securities; shall cause the prospectus included in such Registration Statement to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement.

          (c) The Company shall furnish to any Holder, without charge, such number of conformed copies of any Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, as such Holder may reasonably request in order to facilitate the sale of such Holder's Registrable Securities.

          (d) The Company shall use commercially reasonable efforts to register or qualify the Registrable Securities covered by any Registration Statement under such other securities or "blue sky" laws of such states of the United States as any Holder reasonably requests; provided, however, that the
                                               --------  -------
     Company shall not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) to file any general consent to service of process, or (iii) to subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation.

          (e) The Company shall promptly notify each Holder of the happening of any event which makes any statement made in any Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly following expiration of any Suspension Period (as defined in Section 4), the Company shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (f) The Company shall use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement, and, if one is issued, the Company shall use commercially reasonable efforts to obtain the withdrawal of such order as promptly as practicable.

          (g) The Company shall cause the Registrable Securities included in any Registration Statement to be listed on the New York Stock Exchange or such other securities exchange on which similar securities issued by the Company are then listed.


     SECTION 4.  SUSPENSION PERIOD.
                 -----------------

     Each Holder, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 3(e) or of any event which, in the Company's reasonable business judgment, could become such an event, shall immediately discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 3(e) (the period from the date on which such Holder receives a Suspension Notice to the date on which such Holder receives copies of the supplemented or amended Prospectus is referred to herein as the "Suspension Period"). If so directed by the Company, each Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that is current at the time of receipt of such notice. In the event that the Company shall give any Suspension Notice, the Company shall use commercially reasonable efforts and take such actions as are reasonably necessary to end the Suspension Period as promptly as practicable.


     SECTION 5.     REGISTRATION EXPENSES.
                    ---------------------

     Subject to the proviso below, any and all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation Commission and securities exchange registration and filing fees, fees and expenses incurred in connection with compliance with state securities or "blue sky" laws, printing expenses, fees and expenses incurred in connection with the listing of the Registrable Securities and fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company; provided, however, that Registration Expenses
                              --------  -------
shall not include (a) underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of

Registrable Securities, (b) any fees or expenses of any counsel, accountants or other persons retained or employed by the Holders, or (c) out-of-pocket expenses of the Holders and their agents, including, without limitation, any travel costs.


     SECTION 6.     INDEMNIFICATION AND CONTRIBUTION.
                    --------------------------------

     (a) Indemnification by the Company.  The Company agrees to indemnify and
         ------------------------------
hold harmless, to the full extent permitted by law, each Holder, its officers, directors, trustees, employees and agents and each Person, if any, which controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (collectively, "Controlling Persons"), from and against all losses, claims, damages, liabilities and expenses (including without limitation any legal or other fees and expenses reasonably incurred by any Holder or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, "Damages") to which any of them may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any Registration Statement (including any related preliminary or final Prospectus) pursuant to which Registrable Securities were registered under the Securities Act, or (ii) any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Damages arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Holder expressly for use therein.

     (b) Indemnification by the Holders.  Each Holder agrees to indemnify and
         ------------------------------
hold harmless, to the full extent permitted by law, the Company, its directors, officers, employees and agents and each Controlling Person of the Company, from and against any and all Damages to which any of them may become subject under the Securities Act or otherwise to the same extent as the foregoing indemnity from the Company to such Holder, but only to the extent such Damages arise out or are based upon any untrue statement or omission or alleged untrue statement or omission based upon information furnished to the Company in writing by such Holder expressly for use in any Registration Statement. In no event shall the liability of any Holder for indemnification under this Section 6(b) in its capacity as such (and not in such Holder's capacity as an officer or director of the Company) exceed the proceeds received by such Holder from the sale of Registrable Securities under such Registration Statement.

     (c) Indemnification Procedures.  In case any proceeding (including any
         --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure or delay of an indemnified party to notify the indemnifying party with respect to a particular proceeding shall not relieve the indemnifying party from any obligation or liability which it may have pursuant to this Agreement if the indemnifying party is not prejudiced by such failure or delay. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent. No indemnifying party shall, without the prior written consent of any indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

     (d) Contribution.  To the extent that the indemnification provided for in
         ------------
paragraph (a) or (b) of this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any Damages, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and each Holder on the other, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Holders, on the other, in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     If indemnification is available under paragraph (a) or (b) of this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in such paragraphs without regard to the relative benefits to or relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

     The Company and each Holder agrees that it would not be just or equitable if contribution pursuant to this Section 6(d) were determined by pro rata
                                                                 --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Damages referred to in this Section 6 shall be deemed to include any legal or other expenses reasonably incurred (and not otherwise reimbursed) by such indemnified party in connection with investigating or defending any such action or claim. In no event shall any Holder be required to contribute an amount under this Section 6(d) in excess of the proceeds received by such Holder from the sale of Registrable Securities under the relevant Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


     SECTION 7.     RESTRICTIONS ON SALES BY HOLDERS.
                    --------------------------------

     In the event of an underwritten public offering of securities of the Company, each Holder shall, upon the written request of the managing underwriter (or underwriters) of such offering, agree not to effect any sale or disposition of any securities similar to those being registered in such offering during the 14 days immediately prior to and the 180-day period following the effective date of the relevant Registration Statement. Such agreement shall be in form and substance satisfactory to the Company and such underwriter.


     SECTION 8.     INFORMATION FURNISHED BY HOLDERS.
                    --------------------------------

     Each Holder shall furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act and the provisions of this Agreement. Each Holder agrees (a) to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus contains or would contain an untrue statement of a material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities or omits or would omit to state any material fact regarding the Holder or the Holder's intended method of distribution of the Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and (b) to promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that the Prospectus shall not contain, with respect to the Holder or the Holder's intended method of distribution of the Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.


     SECTION 9.     MISCELLANEOUS.
                    -------------

     (a) Amendments and Waivers.  The provisions of this Agreement, including
         ----------------------
the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders of a majority in interest of the Registrable Securities then outstanding.

     (b) Notices.  All notices and other communications provided for or
         -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). All such notices and communications shall be deemed to have been received: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next Business Day if timely delivered to a courier guaranteeing overnight delivery.

     (c) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to received the benefits hereof.

     (d) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (f) Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

     (g) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Holders shall be enforceable to the fullest extent permitted by law.

     (h) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (i) Further Assurances.  Each party shall cooperate and take such action as
         ------------------
may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                                    MONROE, INC.



                                    By: _________________________
                                        James L. Monroe
                                        President
                                        8 Cedar Street, Suite 54A
                                        Woburn, MA  01801
                                        Fax:  (781) 933-3680


                                    HOLDERS:


                                    _________________________________
                                    John L. Brady, Sr.
                                    14812 Hickory View Lane
                                    Charlotte, NC 28273


                                    __________________________________
                                    Danny L. Broadwater
                                    2964 Harlinsdale Drive
                                    Rock Hill, SC 29730


                                    __________________________________
                                    Marty D. Carter
                                    11402 Pine Valley Club Drive
                                    Charlotte, NC 28277

                                    __________________________________
                                    Thomas S. Fincher
                                    9916 Pallisers Terrace
                                    Charlotte, NC 28210


                                    __________________________________
                                    Douglas H. Holstein
                                    5710 Providence Country Club Drive
                                    Charlotte, NC 28277


                                    __________________________________
                                    E. Ray Johnson
                                    10721 Alexander Hill Drive
                                    Charlotte, NC 28277


                                    ___________________________________
                                    Michael G. Macalka
                                    103 Pine Straw Way
                                    Greenville, SC 29607


                                    __________________________________
                                    Robert J. Maccubbin, Sr.
                                    2138 Granada Drive
                                    Charlotte, NC 28270


                                    __________________________________
                                    Robert J. Maccubbin, Jr.
                                    2226 Vernon Drive
                                    Charlotte, NC 28211


                                    ____________________________________
                                    Steven C. Reese
                                    #10 Harvest Court
                                    Greenville, SC 29602

                                    __________________________________
                                    Curtis L. Rogers, Jr.
                                    4801 Kuykendall Road
                                    Charlotte, NC 28277


                                    __________________________________
                                    Curtis L. Rogers, III
                                    2334 Overhill Road
                                    Charlotte, NC 28211